UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2019

SendGrid, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38275	27-0654600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 California Street, Suite 500
Denver, CO 80202

(Address of principal executive offices)

(888) 985-7363

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by SendGrid, Inc., a Delaware corporation (“SendGrid”), on October 16, 2018, SendGrid, Twilio Inc., a Delaware corporation (“Twilio”), and Topaz Merger Subsidiary, Inc. a Delaware corporation and a direct wholly owned subsidiary of Twilio (“Merger Sub”), entered into an Agreement and Plan of Merger and Reorganization, dated as of October 15, 2018 and amended on December 13, 2018 (the “Merger Agreement”).

Item 1.02.          Termination of a Material Definitive Agreement.

On February 1, 2019, in connection with the Merger (as defined and described below in Item 2.01), SendGrid (i) repaid in full any and all outstanding loans, together with interest and all other amounts due in connection with such repayment under the Loan and Security Agreement, dated as of June 27, 2013 (as further amended, amended and restated, modified or supplemented through the date hereof, the “Loan Agreement”), by and between SendGrid and Pacific Western Bank, and (ii) terminated all commitments of SendGrid and Pacific Western Bank under the Loan Agreement and the related loan documents.

Item 2.01      Completion of Acquisition or Disposition of Assets.

On February 1, 2019, pursuant to the terms and conditions of the Merger Agreement, Merger Sub was merged with and into SendGrid (the “Merger”), with SendGrid surviving as a direct wholly owned subsidiary of Twilio.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock of SendGrid, par value $0.001 per share (each, a “Share”), was cancelled and converted into the right to receive (a) 0.485 (the “Exchange Ratio”) of a share of Twilio’s Class A Common Stock, par value $0.001 per share (the “Merger Consideration”) plus (b) any cash payable in lieu of fractional shares of Twilio’s Class A Common Stock otherwise issuable as Merger Consideration.

In addition, at the Effective Time, each stock option to purchase Shares (each, a “SendGrid Stock Option”) that was outstanding and unexercised immediately prior to the Effective Time (whether or not then vested) other than (i) any SendGrid Stock Option held by a former employee or former service provider of SendGrid, or subsidiary of SendGrid and (ii) any SendGrid Stock Option granted under the UK Schedule to SendGrid’s 2012 Equity Incentive Plan and UK CSOP Sub-Plan to SendGrid’s 2017 Equity Incentive Plan (each, a “SendGrid UK Option”) was assumed by Twilio and converted into an option to acquire a number of shares of Twilio Class A Common Stock (each, an “Assumed Option”). Each Assumed Option will be subject to the same terms and conditions as applied to the SendGrid Stock Option immediately prior to the Effective Time (including vesting terms), except that (a) the number of shares of Twilio Class A Common Stock subject to such Assumed Option will be equal to (i) the number of Shares subject to the corresponding SendGrid Stock Option as of immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio (with the resulting number rounded down to the nearest whole share of Twilio Class A Common Stock), and (b) the per share exercise price of each Assumed Option will be equal to (i) the per share exercise price of the corresponding SendGrid Stock Option immediately prior to the Effective Time divided by (ii) the Exchange Ratio (with the resulting price per share rounded up to the nearest whole cent).

Also, at the Effective Time, each unvested SendGrid Stock Option that was outstanding immediately prior to the Effective Time and was held by a former employee or former service provider of SendGrid, or subsidiary of SendGrid, was not assumed by Twilio and was cancelled without the payment of any consideration. Each vested SendGrid Stock Option held by any former employee or former service provider of SendGrid, or subsidiary of SendGrid, that was outstanding and unexercised as of immediately prior to the Effective Time (each, a “Non-Employee Vested Option”) together with all outstanding and unexercised SendGrid UK Options, were cancelled and converted into the right to receive the number of shares of Twilio Class A Common Stock equal to (i) the number of Shares subject to the vested portion of the SendGrid Stock Option immediately prior to the Effective Time multiplied by the excess, if any, of (x) $50.5770 (the “SendGrid Share Value”) over (y) the per share exercise price for Shares subject to the corresponding SendGrid Stock Option immediately prior to the Effective Time, divided by (ii) the SendGrid Share Value multiplied by (iii) the Exchange Ratio, with any fractional shares rounded down to the nearest whole share.

At the Effective Time, (a) each SendGrid restricted stock unit (each, a “SendGrid RSU”), other than any SendGrid RSU held by a current or former non-employee director of SendGrid, that was outstanding immediately prior to the Effective Time (whether or not vested or issuable) was assumed and converted automatically into a restricted stock unit with respect to a number of shares of Twilio Class A Common Stock (each, an “Assumed RSU”) equal to (i) the total number of Shares subject to the SendGrid RSU immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio, with any fractional shares rounded down to the nearest whole share, and (b) each SendGrid RSU held by a current or former non-employee director of

SendGrid was cancelled and converted into a right to receive the number of shares of Twilio Class A Common Stock equal to (i) the number of Shares subject to such SendGrid RSU immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio, with any fractional shares rounded down to the nearest whole share.

The foregoing summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to SendGrid’s Current Report on Form 8-K filed with the SEC on October 16, 2018, the amendment of which was included in the definitive joint proxy statement/prospectus filed by SendGrid and Twilio with the SEC on December 18, 2018, the terms of which are incorporated herein by reference.

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

On February 1, 2019, in connection with the completion of the Merger, SendGrid notified the New York Stock Exchange (the “NYSE”) that each outstanding Share was cancelled and converted into the right to receive the Merger Consideration and requested that the NYSE delist the Shares and file with the SEC a notification of removal from listing on Form 25 to report that the Shares will no longer be listed on the NYSE. Trading of the Shares on the NYSE was suspended prior to the opening of trading on February 1, 2019.

SendGrid intends to file with the SEC a certification on Form 15 under the Securities Exchange Act of 1934 (“Exchange Act”), requesting the deregistration of the Shares and the suspension of SendGrid’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Shares.

Item 3.03      Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

In connection with the Merger and at the Effective Time, holders of the Shares immediately prior to such time ceased to have any rights as stockholders in SendGrid (other than their right to receive Merger Consideration pursuant to the terms of the Merger Agreement).

Item 5.01      Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

In connection with the Merger and at the Effective Time, a change of control of SendGrid occurred and SendGrid has been merged into Merger Sub, with SendGrid continuing as the surviving corporation and as a direct wholly owned subsidiary of Twilio.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time, consisting of Jeff Lawson and Khozema Shipchandler, became the directors of the surviving corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal, as the case may be, and each of Warren Adelman, Ajay Agarwal, Fred Ball, Byron Deeter, Anne Raimondi, Hilary Schneider, Sri Viswanath and Sameer Dholakia ceased serving as directors of SendGrid.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, SendGrid’s certificate of incorporation and bylaws were amended and restated in their entirety. The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of SendGrid are attached as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01             Other Events.

On February 1, 2019, SendGrid issued a joint press release with Twilio announcing the completion of the Merger. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d)   Exhibits

Number	Description

2.1

Agreement and Plan of Merger and Reorganization, dated as of October 15, 2018, by and among SendGrid, Twilio and Merger Sub (incorporated by reference to Exhibit 2.1 to SendGrid’s Current Report on Form 8-K filed with the SEC on October 16, 2018). *

2.2

First Amendment to Agreement and Plan of Merger and Reorganization, dated as of December 13, 2018, by and among SendGrid, Twilio and Merger Sub (incorporated by reference to Annex A to Amendment No. 1 to Form S-4 filed by SendGrid and Twilio with the SEC on December 14, 2018).

3.1	Amended and Restated Certificate of Incorporation of SendGrid.

3.2	Amended and Restated Bylaws of SendGrid.

99.1	Joint press release of SendGrid and Twilio, dated as of February 1, 2019.

* Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. SendGrid agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SendGrid, Inc.

Date: February 1, 2019	By:	/s/ Michael Tognetti
	Name:	Michael Tognetti
	Title:	Senior Vice President, General Counsel